Events After the Balance Sheet Date	12 Months Ended
Jun. 30, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Events After the Balance Sheet Date

Note 39. Events After the Balance Sheet Date

On July 15, 2024, Opthea announced the completion of the Retail Entitlement offer raising approximately A$55.9 million (US$37.6 million). An additional 139.6 million shares were issued and the listing of 189.4 million 2024 investor options with an exercise price of A$1.00 and with an expiry of June 30, 2026.

Besides the above-mentioned subsequent events, no matters or circumstances have arisen since the end of the reporting period, which significantly affected, or may significantly affect, the operations of the Group, the results of those operations, or the state of affairs of the Group in future financial years.